Exhibit 99.2

First Quarter 2014 Earnings Results April 23, 2014 POLARIS INDUSTRIES INC. Relentless MAKING OUR POWERFUL PORTFOLIO EVEN STRONGER

Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2014 sales, shipments, margins, net income and cash flow, the trend toward producing more of the Company’s own engines for its vehicles, the opportunities for expansion and diversification of the Company’s business, the impact of the repurchase of shares on the Company’s full year 2014 earnings per share and the Company’s guidance on earnings per share from continuing operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2013 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Q1-2014 2

Scott W. Wine Chairman & CEO First Quarter 2014 Earnings Results April 23, 2014 POLARIS INDUSTRIES INC.

$75.5 $80.9 Q1 2013 Q1 2014 Q1 2014 Sales and Net Income Record 1st quarter sales and net income ORV sales up 11%; Motorcycles up 52%; PG&A up 20%; International up 44% N.A. retail sales increased 7%; ORV up high-single digits, Motorcycles up significantly New Sportsman ACE initial sales exceed expectations Earnings per share up 11% to a record $1.19 Gross profit margin up 10 bps Operating income increased 24% to $126.7 million Net income margin decreased from 2013 due to a non-recurring tax benefit in Q1 2013 $745.9 $888.3 Q1 2013 Q1 2014 Record First Quarter Sales, Net Income & EPS Q1 Net Income Q1 Sales (in millions) (in millions) +7% +19% Q1-2014 4

Full Year 2014 Guidance North American retail sales growth and market share gains expected to accelerate PG&A expected to grow about 20% with Kolpin acquisition International sales projected to increase low-double digits% Continued market share gains in ORV and motorcycles Net income* projected up 14% to 16% Net income margin* projected to hold above long-term goal of 10% 5 Q1-2014 $3,777 2013 Actual FY 2014 Guidance $5.40 2013 Actual FY 2014 Guidance Increased Full Year 2014 Sales & EPS Guidance Diluted EPS* Total Company Sales Up 14% to 16% $4,300 to $4,400 Up 17% to 19% $6.30 to $6.45 (in millions) * from continuing operations 5

Polaris Strategic Objectives

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

- Best People, Best Team
- Safety & Ethics Always
- Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

- Growth
- Margin Expansion
- Product & Quality Leadership
- LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Q1-2014 6

Bennett Morgan President & COO First Quarter 2014 Earnings Results April 23, 2014 POLARIS INDUSTRIES INC.

N.A. Retail Sales & Dealer Inventory – Q1 2014

Best in Powersports Plus

N.A. Powersports Retail Sales



+7%
+4%
Polaris Q1-2014
Industry Q1-2014

N.A. Dealer Inventory



+13%
3% Existing Models
7% New models/ categories
3% New Dealers
13% Total Increase
Q1-2013
Q1-2014

Polaris N.A. retail ⬆ 7% for Q1 2014 vs. 2013

- Gained share in ORV and motorcycles; snowmobile market share ⬇ modestly for season-ending 3/31/14
- Sunbelt regional retail outperformed Northern regions

Polaris Q1 2014 N.A. dealer inventory ⬆ 13% vs. 2013

- ORV ⬆ mid-teens % driven primarily by ORV due to more new models and market categories
- Motorcycles ⬆ mid-single digits; increased shipments of Indian motorcycles
- Snowmobiles and Small Vehicles ⬆ mid-single digits

Continued to optimize RFM business model in motorcycles; introduce to ATVs in late 2014

Dealer Inventory Remains Appropriate

Q1-2014
8

POLARIS

Off-Road Vehicles

SPORTSMAN
RANGER
RZR

Best in Powersports
PLUS

ORV Sales

($ millions)


$541.3
ATV
SxS
Q1 2013
+11%
$602.8
ATV
SxS
Q1 2014
+13%
$2,521.5
ATV
SxS
FY 2013
Up
9% to 11%
ATV
SxS
FY 2014
Guidance


SPORTSMAN
ACE 4x4
A NEW OFF-ROAD EXPERIENCE

All ORV product lines grew: ATVs, SxS, Commercial and Defense

N.A. Polaris ORV retail sales ⬆ high-single digits %; Industry ⬆ mid-single digits %

- Polaris side-by-sides and ATVs both ⬆ high-single digits

RZR* retail in premium category ⬆ significantly; *RZR XP 1000 / RZR XP 4 1000

New Sportsman ACE off to strong global retail sales start

Remain Clear Market Share Leader in ORV

Q1-2014 9

FY 2013 FY 2014 Guidance Motorcycles Polaris N.A. motorcycle retail sales 50% Indian significantly, re-launch momentum strong Victory retail sales mid-single digits % Indian Motorcycle distribution expanding Over 150 N.A. dealers signed; 50%+ retailing at quarter-end Victory introduced new Gunner, bobber style cruiser at $12,999 10 Q1-2014 Q1 2013 Q1 2014 Indian Motorcycle Off to a Strong Start N.A. ORV Polaris Sales Best in Powersports PLUS ($ millions) Motorcycle Sales Up 65% to 75% +12% $219.8 $51.8 +52% $78.9 New 2014 Victory Gunner 2014 Indian Chief Vintage 10

POLARIS

Indian Motorcycle Re-Launch Update

Best in Powersports PLUS

Daytona Bike Week



Main Street



Demo Site


CHIEF Classic

Midway

Huge Presence in Daytona

Recent Dealer Openings

~220 Indian Motorcycle Dealers Worldwide

International

~70

North America

150

Signed

(50%+ retailing)

1st Qtr 2014


Indian
VICTORY

Indian/Victory of Paris, France



Ride Now in Chandler, Arizona

Dealer Locations Increasing

Q1-2014

11

RMK INDY SWITCHBACK RUSH POLARIS

Snowmobiles

Best in Powersports PLUS

Snowmobile Sales

($ millions)


$14.7
+6%
$15.6
+7%
$301.7
Up mid-single digits %
Q1 2013
Q1 2014
FY 2013
FY 2014 Guidance


The All New
AXYS
Platform

38 lbs. lighter | +15% power to weight ratio | Fastest in ¼ mile shootout

Polaris retail ⬆ mid-single digits % season-end March 31, 2014

- N.A. Industry ⬆ just over 10% - best industry performance in 5 years
- Lost modest share in 2013/2014 season; pre-season snowchecks and mountains
- MY'14 product quality was excellent

Strong MY'15 introductions

- New AXYS platform very well received – 9 models addressing half of market
- New INDY™ 155" models to further grow rec/utility segment opportunity

N.A. consumer snowchecks and MY'15 dealer orders ⬆ vs. 2013

- Offset by weakness in Europe due to poor Q1 snow conditions

Snowmobile Market by Category

Season-ending March 2014


Mountain
Flatland

9 models with AXYS Platform: Rush and Switchback

Snowmobile Business Clear #2 at Season-end 2013/2014

Q1-2014 12

FY 2013 FY 2014 Guidance 62% 8% 5% 20% 5% Record Q1 sales; 20% ORV sales 20%, Motorcycles 72% All categories increased sales double-digits % in Q1 Accessories 22%, Apparel 47% Expanded brands & distribution channels with Kolpin acquisition announced April 1, 2014 Long-term sourcing & operational synergies Continuing to innovate – launched over 300  accessories and apparel items in Q1 PG&A 13 Q1-2014 Accelerating Sales in Highest Margin Business Q1 2014 Sales by Category PG&A Sales Q1 2013 Q1 2014 Q1 2014 Sales by Product Line Best in Powersports PLUS Up about 20% +33% $611.3 $127.1 ($ millions) +20% $152.6 46% 47% 7% Accessories Apparel Parts Motorcycles Small Vehicles Other Snow ORV

POLARIS

Commercial / Defense

Growth Through Adjacencies

POLARIS COMMERCIAL

- Revenue ⬆ 60%+
- Brutus Q1 retail sales improved; retail growth remains slower than expected
- Dedicated Commercial field sales force in 2014
- Introduced *RANGER* Diesel HST to powersports channel
- National Accounts sales continue to grow, ⬆ 50%+

Sales


FY 2013
Actual
FY 2014
Expectations



RANGER® DIESEL HST
with Lock & Ride® PRO-FIT™ Cab

POLARIS NATIONAL ACCOUNTS
POLARIS BRUTUS
Bobcat
Ariens
GRAVELY

POLARIS DEFENSE

- Strong Q1 revenue growth ⬆ 50%+
  - Executed 1st significant delivery of LTATV contract
  - International sales ⬆ 200%+
- *New* DAGOR product concept receiving positive feedback from Special Operations Forces
- Defense order bank growing

Sales


FY 2013
Actual
FY 2014
Expectations



DAGOR™

Re-established Momentum into 2014

Q1-2014
14

FY 2013 FY 2014 Guidance Q1 2013 Q1 2014 Small Vehicles 15 Q1-2014 Small Vehicle Business Expecting Continued Growth in 2014 Small Vehicle Sales Growth Through Adjacencies Note: Includes Aixam Mega Acquisition in April 2013 Up 25% to 30% +177% $122.8 $11.1 ($ millions) GEM & Goupil sales 19%, combined Aixam market share notably, #1 share New MY’14 vehicles well-received Strong Q1 orders and shipments Strong improvements in operations and productivity for all 3 brands +248% $38.5 MY’14 Aixam Vision

International 16 Q1-2014 Strong Start in International Market International Q1 2014 Sales Growth International Sales Q1 2013 Q1 2014 FY 2013 FY 2014 Guidance Eicher-Polaris JV Plant in Jaipur, India Up low-double digits % +29% $592.5 $114.4 EMEA +49% ASIA PACIFIC +60% LATIN AMERICA -18% Note: Includes Aixam Mega Acquisition in April 2013 ($ millions) Global Market Leadership +44% $165.1 International sales significantly in Q1 PG&A 36%; ORV 12%; motorcycles 140% EMEA sales increase driven by market share gains in ORV, motorcycles and Aixam acquisition EMEA 15% excluding Aixam Asia Pacific – strong market performance in Australia and China Latin America – transitioning to dealer direct in Mexico New manufacturing plants in India and Poland – on plan and on budget 16

Operational Excellence LEAN initiatives driving productivity gains; +6% in Q1 RFM yielding results in motorcycles Implementing for ATVs in late 2014 Factory inventory 30% vs. 2013 due to product mix and acquisitions Polaris quality improving – #1 in NPS for Victory, SxS, ATVs 17 Q1-2014 Q1 2013 Q1 2014 Retail Flow Management (RFM) – Motorcycles Order-to-ship lead time reduced 80%+; achieved expectations Production capacity increased 50% per day Reduced downtime by 20% Kaizen Projects – GEM Freed up 25% of workforce Reduced 16,000 sq ft of floor space (31%) Absorbed new products with zero headcount adds Ramping Up LEAN Activities in 2014 Gross Margins FY 2013 FY 2014 Guidance LEAN Initiatives +90 bps 29.7% 29.0% LEAN Enterprise is Competitive Advantage Down 50 to 70 bps +10 bps 29.1% 17

Mike Malone V.P Finance & CFO First Quarter 2014 Earnings Results April 23, 2014 POLARIS INDUSTRIES INC.

Raised Sales and Earnings Expectations 2014 Full Year Guidance METRIC GUIDANCE Product Line Sales Off-Road Vehicles Up 9% to 11% Snowmobiles Up mid-single digits % Motorcycles Up 65% to 75% Small Vehicles Up 25% to 30% PG&A Up about 20% International Up low-double digits % Total Company Sales Up 14% to 16% Gross Margins Down 50 to 70 bps Operating Expenses Down about 100 bps Income from Financial Services Up mid-single digits % Income Taxes 34.25% to 34.5% of pretax income Net Income from continuing operations Up 14% to 16% EPS, Diluted from continuing operations $6.30 - $6.45 (+17% to 19%) Share Count Down 2% to 3% Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Narrowed Q1-2014 19

METRIC Actual Q1 2013 Actual Q1 2014 Guidance FY 2014Prior Period 28.9% 29.0% 29.7% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix New Plant Start-up Costs Warranty costs Tooling amortization Sales promotional costs Contract Dispute Charge n/a Current period 29.0% 29.1% 29.0% to 29.2% Change +10 bps +10 bps -50 to -70 bps 2014 Gross Margin Guidance Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % Q1-2014 20

Balance Sheet & Liquidity Profile Remains Healthy Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) Q1 2014 Fav / (UnFav) Q1 2013 2014 Full Year Guidance Cash $101.8 ($279.0) Increase Debt / Capital Lease Obligations $331.8 ($225.5) Decrease Credit Facility $350.0 Flat Unchanged Factory Inventory $482.9 ($112.0) Increase single digits % Capital Expenditures $39.7 $0.4 Lower, but > $200M Depreciation & Amortization $28.1 ($8.2) Increase about 40% from 2013 Operating cash flow from continuing operations $44.7 ($3.0) Increase similar % to 2014 sales increase Dividend (per share) $0.48 $0.06 Increase 14% over 2013 Polaris Acceptance Receivables $958.2 ($168.7) Increase single-digits % Retail Credit – Approval Rate – Penetration Rate 52% 28% (2%) (4%) Approval Rates stable; aggressive financing from other banks Q1-2014 21

Scott W. Wine Chairman & CEO First Quarter 2014 Earnings Results April 23, 2014 POLARIS INDUSTRIES INC.

Heightened Execution & Innovation Drives Improved Returns 23 Closing Comments Q1-2014 Celebrating 60 Years A “new high” for product innovation… incremental and breakthrough! On the Gas… Improving our Commercial Execution Customer experience, capacity expansion, Lean enterprise Competition Making us Better Supporting industry growth; Polaris ORV strong and getting better Victory & Indian Duo Building Momentum… Playing to Win Winning accolades for style and performance; dealer base growing Adjacent Market Focus Continues More investments, higher returns

POLARIS Thank you Questions?